UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2019

Bellerophon Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2019, Bellerophon Therapeutics, Inc. (the “Company”) and New Mountain Partners II AIV-A LP, New Mountain Partners II AIV-B LP, Allegheny New Mountain Partners LP, New Mountain Affiliated Investors II LP, Puissance Capital Management LP, Jonathan M. Peacock, Naseem Amin and Ted Wang (each a Lender and collectively, the “Lenders”) entered into a Binding Term Sheet and Agreement for Line of Credit Facility (the “Term Sheet”). Pursuant to the Term Sheet, the Lenders will make available to the Company, on a pro rata basis, a $10,000,000 line of credit facility pursuant to which the Company will have the right to draw down $5,000,000 after March 31, 2020, provided that the Company has randomized the first patient in its iNO-PF Phase 3 clinical trial by such date, and another $5,000,000 after June 30, 2020, provided that no drawdowns shall be made later than December 31, 2020, and such drawdowns shall be convertible into shares of the Company’s common stock, par value $0.01 per share, immediately prior to a change of control pursuant to the terms and conditions of the Term Sheet (the “Credit Line”). It shall be a condition to each drawdown that there has been no material adverse change in the condition (financial or otherwise), properties, business or operation of the Company since the date of the Term Sheet.

The Company shall pay the Lenders a fee in cash equal to $300,000 in the aggregate (divided pro rata among each Lender) upon the earliest of (i) the occurrence of a Change of Control (as defined below), (ii) the first drawdown or (iii) the completion by the Company of a single capital raise with gross proceeds of at least $10,000,000.

The Company has no obligation to draw down on the Credit Line and anticipates that it would only do so if financing was not available on more favorable terms. Accordingly, the Company views the Credit Line as a resource that will strengthen its financial position and providing a source of capital if needed.

The Credit Line matures on December 16, 2021 and bears interest at 8.0% per annum, which is payable in kind. The Lenders have the right to require the repayment of the loan at any time after the Company completes a single capital raise with gross proceeds of at least $15,000,000. Events of default under the Credit Facility include a Change of Control, bankruptcy and insolvency.

Immediately prior to the consummation of a Change of Control, each Lender will have a right to convert outstanding drawdown loan amounts into shares of common stock of the Company at a conversion price per share equal to $0.4138 (subject to adjustment for stock splits and similar transactions); provided that the aggregate number of shares of common stock of the Company to be issued upon conversion of the drawdown loan amounts under the Credit Facility to a Lender other than New Mountain Capital (or its affiliates), in addition to shares of Company common stock owned by or otherwise issued to such Lender, shall not exceed 19.99% of the Company’s issued and outstanding common stock in the aggregate pursuant to the Company’s obligations under Nasdaq Listing Rule 5635(c) (or any successor or similar rule or interpretation thereof) unless stockholder approval is obtained. “Change of Control” shall mean (i) a merger or consolidation of the Company with another corporation (other than a merger effected exclusively for the purpose of changing the domicile of the Company), (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting shares of capital stock of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company, or (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of at least a majority of the voting power of the capital stock of the Company.

The foregoing summary of the Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 17, 2019, the Company issued a press release announcing the execution of the Term Sheet and the top-line results from Cohort 2 of its Phase 2/3 Study of INOpulse® for treatment of Pulmonary Hypertension Associated with Interstitial Lung Disease, and is holding a conference call regarding the top-line results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation which will be referenced during the conference call and posted on the Company’s website is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01 Other events.

As reported under Item 7.01 of this Current Report on Form 8-K, on December 17, 2019, the Company issued a press release announcing the execution of the Term Sheet and the top-line results from Cohort 2 of its Phase 2/3 Study of INOpulse® for treatment of Pulmonary Hypertension Associated with Interstitial Lung Disease, and is holding a conference call regarding the top-line results.

Cohort 2 of iNO-PF demonstrated statistically significant placebo corrected improvement in moderate to vigorous physical activity (“MVPA”), defined as walking, stairs, yardwork, etc., in subjects treated with iNO45 (45 mcg/kg IBW/hr) versus placebo. The improvements in MVPA were underscored by benefits in other actigraphy parameters, as well as patient reported outcomes. Subjects on iNO demonstrated a placebo corrected benefit in the following top-line parameters:

•	MVPA improved by 14 minutes per day, representing a 20% improvement (p=0.02)

•	Overall activity improved by 100 counts/min, representing a 7% improvement

•	St. George Respiratory Questionnaire (“SGRQ”) Total score improved by 3 points

•	SGRQ Activity score improved by 5 points

•	University of California, San Diego Shortness of Breath Questionnaire improved by 5 points

INOpulse was well-tolerated with no safety concerns.

Cohort 2 included 44 subjects randomized 2:1 to either iNO45 or placebo for a 4-month blinded treatment period followed by an open label extension.

Any statements in this Current Report on Form 8-K or on the conference call about Bellerophon’s future expectations, plans and prospects, including statements about the clinical development of its product candidates, regulatory actions with respect to the Company’s clinical trials and expectations regarding the sufficiency of the Company’s cash balance to fund clinical trials, operating expenses and capital expenditures, and other statements containing the words “anticipate,” “believe,” “continue,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary or interim results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, expectations for regulatory approvals, the FDA’s substantial discretion in the approval process, availability of funding sufficient for our foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Current Report on Form 8-K or the conference call represent the Company’s views only as of the date of this report or the conference call and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this report or presented on the conference call, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Binding Term Sheet and Agreement for Line of Credit Facility dated December 16, 2019 between the Company and the signatories identified therein
99.1	Press Release dated December 17, 2019
99.2	Presentation dated December 17, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: December 17, 2019	By:	/s/ Fabian Tenenbaum
Name: Fabian Tenenbaum Title: Chief Executive Officer

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